================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                                    FORM 8-K

                                 -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 8, 1999



                                LHS Group Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                       000-22409                58-2224883
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                       Six Concourse Parkway, Suite 2700
                            Atlanta, Georgia  30328
                    (Address of Principal Executive Offices)

                                  770-280-3000
              (Registrant's telephone number, including area code)

================================================================================

Item 5.    Other Events.

     The Board of Directors of LHS Group Inc. has terminated the employment of Dr. Wolf J. Gaede effective as of April 8, 1999. Consequently, Dr. Gaede is no longer authorized to take any action on behalf of LHS Group Inc.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LHS Group Inc.
                                         (Registrant)



Date: April 8, 1999                      By   /s/  Scott Wharton
                                            -------------------------
                                            Scott Wharton
                                            Senior Vice President and
                                            General Counsel